UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
    Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)  July 17, 2002
                                                --------------------------------

MORTGAGE ASSET SECURITIZATION TRANSACTIONS, INC. (as depositor under the Pooling and Servicing Agreement, relating to the MASTR Alternative Loan Trust 2002-1 Mortgage Pass-Through Certificates, Series 2002-1)


               MORTGAGE ASSET SECURITIZATION TRANSACTIONS, INC.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)


         Delaware                  333-75724                06-1204982
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     (State or other              (Commission             (IRS Employer
     jurisdiction of              File Number)          Identification No.)
      incorporation)



1285 Avenue of the Americas, New York, New York               10019
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(Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code (212) 713-2000
                                                  ------------------------------



------------------------------------------------------------------------------
        (Former name or former address, if changed since last report)

ITEM 5. Other Events

            Attached as an exhibit are certain Collateral Term Sheets (as defined in the no-action letter dated May 20, 1994 issued by the Securities and Exchange Commission to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation (the "Kidder Letter") as modified by a no-action letter (the "First PSA No-Action Letter") issued by the staff of the Commission on May 27, 1994 to the Public Securities Association (the "PSA") and as further modified by a no-action letter (the "Second PSA No-Action Letter") issued by the staff of the Commission on March 9, 1995 to the PSA) prepared by UBS Warburg LLC, which are hereby filed pursuant to such letter.

ITEM 7. Financial Statements and Exhibits

        (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                                     Description
-----------                                     -----------
      99                                        Collateral Term Sheets prepared
                                                by UBS Warburg LLC in connection
                                                with MASTR Alternative Loan
                                                Trust 2002-1 Mortgage
                                                Pass-Through Certificates,
                                                Series 2002-1

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   MORTGAGE ASSET SECURITIZATION
                                   TRANSACTIONS, INC.


July 19, 2002

                                   By:    /s/ Peter Ma
                                      ------------------------------------------
                                       Name:  Peter Ma
                                       Title: Director


                                   By:    /s/ Hugh Corcoran
                                      ------------------------------------------
                                       Name:  Hugh Corcoran
                                       Title: Managing Director

                                INDEX TO EXHIBITS



                                                               Paper (P) or
Exhibit No.             Description                            Electronic (E)
-----------             -----------                            --------------

99                      Collateral Term Sheets                      E
                        prepared by UBS Warburg LLC
                        in connection with MASTR
                        Alternative Loan Trust
                        2002-1 Mortgage Pass-Through
                        Certificates, Series 2002-1

             MASTR Alternative Loans Trust Series 02-1 (MALT 02-1)
                        Whole Loan 30YR Alt-A Fixed-Rate

Deal Size                                      $286MM

GWAC                                            7.332% +/-15bps

WAM                                                358 +/- 2 months

California                                       45.0% approx.

Avg Loan Balance        (37% conforming)         $265K approx.

WA LTV                                           73.1% approx.

Loan Purpose:           Purchase                 47.5% approx.
                        Rate-Term Refl           28.2% approx.
                        Cash-Out Refl            24.3% approx.

Property Type:          SFD/PUD                  86.0% approx.
                        Other                    14.0% approx.

Doc Type:               Full/Alt                 26.8% approx.
                        NIV                      34.9% approx.
                        Stated/Inc               15.6% approx.
                        Streamlined/Quick        10.6% approx.
                        Other                    12.2% approx.

Occupancy:              Primary                  88.9% approx.
                        Secondary                 1.9% approx.
                        Investor                  9.2% approx.

WA FICO                                           716 approx.

AAA Ratings                                2 of 3 (S&P, Moodys. Fitch)

Estimated Subordination Level                    5.00% approx.

Pricing Speed                                      100% PPC

Ramp                    8-20 CPR In 12 mths, 20CPR thereafter

Settlement Date                                 07/30/02

Depositor                                 Mortgage Asset Securitization
                                            Transactions, Inc.
Master Servicer/Bond Administrator        Wells Fargo Bank Minnesota, NA


                            All numbers approximate.
                   All tranches subject to 10% size variance.

                               [LOGO] UBS Warburg

The information herein has been provided solely by UBS Warburg LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.